SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2011
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443

(Address of principal executive offices)	(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Pursuant to Item 5.07(d) of Form 8-K, the Registrant is filing this Amendment to its Form 8-K originally filed on February 22, 2011 to reflect the determination of its Board of Directors at its regular meeting held on April 28, 2011 to hold future advisory “say-on-pay” votes every three years. The option to hold a triennial vote received a majority of the votes cast at the Registrant’s 2011 annual meeting of stockholders. The complete text of the original Form 8-K, as amended, except for the exhibits, is provided below.
Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 17, 2011, the Registrant’s stockholders approved the Registrant’s amended and restated Stock Incentive Plan at its annual meeting of stockholders. Following that stockholder approval, the Registrant’s Board of Directors adopted the amended and restated plan at its meeting held February 17, 2011. A description of the plan, as amended and restated, is contained on pages 48 to 60 of the Registrant’s definitive proxy statement filed with the SEC on January 14, 2011 and the text of the amended and restated plan is filed as Appendix A to that proxy statement. The aforementioned description of the plan and the text of the plan are incorporated herein by reference pursuant to General Instruction B(3) to Form 8-K.
Following the Board of Directors’ adoption of the amended and restated Stock Incentive Plan, the Board’s Compensation Committee awarded restricted stock to the Registrant’s executive officers under the amended and restated plan for the 2011 fiscal year, as follows:

Name	Shares of Restricted Stock
Joe F. Sanderson, Jr., CEO and Chairman of the Board of Directors	35,750
Lampkin Butts, President and Chief Operating Officer	8,500
D. Michael Cockrell, Treasurer and Chief Financial Officer	8,500
James A. Grimes, Secretary and Chief Accounting Officer	1,000
The form of restricted stock agreement used for the restricted stock awards noted above is filed herewith as Exhibit 10. The following description of the restricted stock agreement relating to the above awards are necessarily not complete, and reference is made to the agreement itself.
The form of restricted stock agreement that the Registrant will enter into provides for the grant of a specified number of shares of restricted stock to the participant as a reward for past service or as an incentive for the performance of future services and for no additional consideration, subject to the following terms and conditions:
•	The restricted stock may not be sold or transferred during the restricted period except by will or inheritance.

•	The restricted period lasts until November 1, 2014, except that it ends and the shares fully and immediately vest if a change of control in the Registrant occurs at any time. If the participant dies, retires or becomes disabled before the end of the restricted period, a pro rata percentage of the shares will immediately vest based on the number of years during the period from November 1, 2010 until November 1, 2014 that have passed before death, retirement or disability occurred (for example, if the participant dies, retires or becomes disabled after one year of this period has passed, he or his estate would receive 25% of the shares and would forfeit the remainder; if he dies, retires or becomes disabled after two years of the period has passed, he or his estate would receive 50% of the shares and would forfeit the remainder; and so on).

•	Rights to the shares are forfeited if the participant’s employment terminates for any other reason prior to the end of the restricted period, or if the board determines that the participant has engaged in specified detrimental conduct or activity while employed with the Registrant or in the two-year period following his or her voluntary termination or termination for cause. If a participant’s shares have already vested, he or she must repay the Registrant the fair market value of his or her shares that is specified in his or her restricted stock agreement.

•	Starting from the grant date, the participant is entitled to vote the shares and receive dividends.

Item 5.07 Submission of Matters to a Vote of Security Holders.
     As discussed above, the Registrant held its annual meeting of stockholders on February 17, 2011. A press release regarding the meeting is filed herewith as Exhibit 99. At the meeting, the stockholders took the following actions:
1.	The stockholders voted to re-elect the following Class A directors for a three-year term by the votes set forth below:

Name	For	Withheld	Broker Non-Votes

Lampkin Butts	17,181,260	724,332	2,028,231
Beverly Hogan	17,672,377	233,215	2,028,231
Phil K. Livingston	17,436,734	468,858	2,028,231
Charles W. Ritter, Jr.	16,999,950	905,642	2,028,231
Joe F. Sanderson, Jr.	17,426,373	479,219	2,028,231
2.	The stockholders voted to approve the Sanderson Farms, Inc. and Affiliates Amended and Restated Stock Incentive Plan, as described on pages 48 to 60 of the Registrant’s definitive proxy statement filed with the SEC on January 14, 2011 and incorporated herein by reference, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes

17,188,351	671,811	45,430	2,028,231
3.	The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Registrant’s Named Executive Officers as disclosed in the Registrant’s definitive proxy statement filed January 14, 2011, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes

17,747,747	148,236	9,609	2,028,231
4.	The stockholders voted to determine, in a non-binding advisory vote, the frequency with which the Registrant should hold future non-binding advisory votes on executive compensation pursuant to Section 14A of the Exchange Act, by the votes set forth below, with the option of a vote every three years receiving a majority of the votes cast (or 51.5%):

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes

8,261,196	374,928	9,184,141	85,152	2,028,406
     In accordance with the results of this advisory vote, the Registrant’s Board of Directors has determined that the Registrant will hold an advisory vote on executive compensation every three years.

5.	The stockholders voted to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2011, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes

19,667,760	248,331	17,732	N/A
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are filed with this Current Report:

Exhibit No.	Description
10*	Form of Restricted Stock Agreement for restricted stock granted to officers and employees on February 17, 2011

99*	Press release of Sanderson Farms, Inc. dated February 17, 2011

*	Filed previously.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC. (Registrant)
Date: May 2, 2011	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer